UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 23, 2012

United Community Banks, Inc.
(Exact name of registrant as specified in its charter)

Georgia	No. 001-35095	No. 58-180-7304
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

125 Highway 515 East
Blairsville, Georgia  30512
(Address of principal executive offices)

Registrant's telephone number, including area code:
(706) 781-2265

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

    The 2012 annual meeting of shareholders of United Community Banks, Inc., a Georgia corporation (“United”) was held on May 23, 2012 (the “Annual Meeting”).  As of March 30, 2012, the record date of the Annual Meeting, 41,688,647 shares of our common stock were outstanding and entitled to vote at the Annual Meeting.  A total of 39,018,618 shares of our common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.

    United’s shareholders voted on four proposals at the Annual Meeting.  The final results of the votes, including the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, relating to each matter are as follows:

Proposal 1.  The election of ten directors to constitute the Board of Directors to serve until the 2013 annual meeting of shareholders or until their successors are elected and qualified:

	For	Withheld	Non-Votes

Robert H. Blalock	32,612,841	1,885,899	-
Clifford V. Brokaw	34,085,872	412,868	-
L. Cathy Cox	32,667,092	1,831,648	-
Steven J. Goldstein	34,085,472	413,268	-
Robert L. Head, Jr.	33,901,126	597,614	-
W.C. Nelson, Jr.	32,616,935	1,881,805	-
Thomas A. Richlovsky	34,088,035	410,705	-
John D. Stephens	33,941,694	557,046	-
Jimmy C. Tallent	33,897,408	601,332	-
Tim R. Wallis	33,899,202	599,538	-

Total:			4,519,872

Proposal 2.  Amendments to the Amended and Restated 2000 Key Employee Stock Option Plan (the “Plan Amendment”) to, among other things, increase the number of shares available for grant under the plan and make directors of United eligible to participate in the plan:

For	Against	Abstain	Non-Votes
33,976,867	414,179	107,695	4,519,871

    The Plan Amendment is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.07.

Proposal 3.  An advisory “say on pay” resolution supporting the compensation plan for executive officers:

For	Against	Abstain	Non-Votes
33,896,161	434,827	167,753	4,519,871

Proposal 4.  The ratification of the appointment of Porter Keadle Moore, LLC as the independent registered public accounting firm for United for the year ending December 31, 2012:

For	Against	Abstain	Non-Votes
37,579,953	1,304,376	134,289	-

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendments to Amended and Restated 2000 Key Employee Stock Option Plan

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

	By:	/s/ Rex S. Schuette
Rex S. Schuette
Executive Vice President and Chief Financial Officer

Date: May 24, 2012

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amendments to Amended and Restated 2000 Key Employee Stock Option Plan